LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP VIP Mid Cap Managed Volatility Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement Dated September 8, 2016

to the Summary Prospectuses dated May 1, 2016

This Supplement updates certain information in the Summary Prospectuses for the Funds. You may obtain copies of the Fund’s Prospectuses, Summary Prospectuses and Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

At a Joint Special Meeting of Shareholders held on September 7, 2016, shareholders of each Acquired Fund shown below approved a proposal to merge the Acquired Fund with and into the corresponding Acquiring Fund listed in the table. The table below identifies each Acquired Fund, its corresponding Acquiring Fund and the anticipated date on which each reorganization is expected to occur (Reorganization Date).

Acquired Fund	Acquiring Fund	Reorganization Date
LVIP BlackRock Emerging Markets Managed Volatility Fund	LVIP SSGA International Managed Volatility Fund	December 9, 2016
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	December 9, 2016
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	December 9, 2016

At the time of the reorganizations, contract owners of units of each Acquired Fund will automatically receive a proportionate number of units of its corresponding Acquiring Fund, based on the unit value of each fund at the time of the reorganization.

Following the reorganizations, each Acquired Fund will no longer be available as an investment option under your contract. Please speak to your financial advisor and consult your product materials about how the reorganizations will affect your fund allocations, transfers, and other transactions.

Please retain this Supplement for future reference.